SCHEDULE 14A
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EL PASO ELECTRIC COMPANY

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See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on . You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: For holders as of: Date: Time: Location: 0000328389_1 R1.0.1.15 EL PASO ELECTRIC COMPANY EL PASO ELECTRIC COMPANY 100 N. STANTON P.O. BOX 982 EL PASO, TX 79901 Annual Meeting March 27, 2017 May 25, 2017 May 25, 2017 10:00 AM MDT EASTSIDE OPERATIONS CENTER 13511 MONTANA AVENUE EL PASO, TX 79938

Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. 0000328389_2 R1.0.1.15 1. Notice & Proxy Statement 2. Annual Report on Form 10K Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 11, 2017 to facilitate timely delivery.

Voting items 0000328389_3 R1.0.1.15 The Board of Directors recommends you vote FOR the following nominees: 1. Election of Directors Nominees 01) CATHERINE A. ALLEN 02) EDWARD ESCUDERO 03) ERIC B. SIEGEL The Board of Directors recommends you vote FOR the following proposals: 2. Ratify the selection of KPMG LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2017. 3. Approve the advisory resolution on executive compensation. NOTE: The shares represented by proxy when properly executed will be voted in the manner directed therein by the Shareholder(s) delivering such proxy. If no direction is made, proxies will be voted as recommended by the Board of Directors as indicated above. If any other routine matters properly come before the meeting, or if cumulative voting is required, the person named in the proxy will vote in their discretion.

0000328389_4 R1.0.1.15